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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 29, 2004

                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      0-12817                                95-3087593
(Commission File Number)             (I.R.S. Employer Identification No.)

1445 East Los Angeles Avenue, Simi Valley, CA            93065
(Address of Principal Executive Offices)               (Zip Code)

                                       (805) 581-4006
                  (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-d(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))
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                        Section 2 - Financial Information

Item 2.01.        Completion of Acquisition or Disposition of Assets.

     (a) On November 29, 2004, PerfectData Corporation (the "Company") received consents from the holders of record of 3,440,725 shares of its Common Stock, no par value (the "Company Common Stock"), representing 55.4% of the 6,209,530 shares of the Company Common Stock outstanding on October 21, 2004 (the "Record Date"), which had been set as the record date pursuant to Section 701(b)(2) of the California General Corporation Law (the "CGCL") for the solicitation of consents, consenting to the sale of its business operations to Spray Products Corporation ("Spray"). In addition, the Company received written consent forms in which the holders of 29,555 shares voted against the proposal and holders of 865 shares abstained. The consents, as were those for the transaction described in Item 3.03 to this Report, were solicited pursuant to the Company's Consent Solicitation Statement dated October 26, 2004 (the "CSS"), which had been filed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14A promulgated thereunder and a definitive copy of the CSS having been filed pursuant to Rule 14a-6(b) of Regulation 14A under the Exchange Act on November 1, 2004. On November 30, 2004, the Company sold the business operations to Spray pursuant to an Asset Purchase Agreement dated as of October 3, 2003 (the "APA") as amended as of February 26, 2004 (the "First Amendment") and as of August 12, 2004 (the "Second Amendment"). A copy of the APA is filed (by incorporation by reference) as Exhibit 10.1 to this Report, a copy of the First Amendment is filed (by incorporation by reference) as Exhibit
10.2 to this Report and a copy of the Second Amendment is filed (by incorporation by reference) as Exhibit 10.3 to this Report and the APA as amended by the First Amendment and the Second Amendment are incorporated herein by this reference.

     (b) The operating assets transferred to Spray were the Company's inventories of finished goods, raw materials and work in progress; books and records, including customer and supplier lists and other data relating to the operating business; the trade name "PerfectData Corporation" and all other names used in the business; the goodwill relating to the business; accounts receivable as to which the parties agree; all of the Company's machinery and equipment, office furniture, computer equipment and supplies (except what the Company is using in its office); and all of the Company's intellectual property rights. The Company did not transfer to Spray any of its cash or cash equivalents as part of the transaction.

     (c) There was no material relationships, other than in respect of the transaction, between Spray and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company.

     (d) Pursuant to the APA as amended, the purchase price for the assets to be sold to Spray was to be (1) the sum of (a) collectible accounts receivable (which were $217,475), (b) inventory (which was $39,977) and (c) $80,000 less
(2) the trade payables to be assumed by Spray. As previously reported, pursuant to the Second Amendment, Spray had assumed, effective June 1, 2004, full responsibility for all of the customers of the Company. Because Spray had been operating the business for a six-month period between June 1, 2004 and the closing date of November 30, 2004, all of the trade payables to be assumed by Spray had instead


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become  amounts  which the Company owed to Spray.  In addition,  the Company had
withheld  sums  from  payments   otherwise  due  Spray  and  paid  $1,493.54  in
commissions on behalf of Spray. The parties, accordingly, at the closing, agreed that, because the amounts due Spray unrelated to the closing more than offset the purchase price due the Company, no cash need be paid to the Company.

     (e) Not applicable.

                   Section 3 - Securities and Trading Markets

Item 3.03.        Material Modification to Rights of Security Holders.

     (a) On November 29, 2004, the Company also received consents from the holders of record of 3,438,445 shares of the Company Common Stock, representing 55.37% of the 6,209,530 shares of the Company Common Stock outstanding on the Record Date, consenting to the reincorporation of the Company, which had been incorporated under the laws of the State of California, as a Delaware corporation. In addition, the Company received written consent forms in which the holders of 21,835 shares voted against the proposal and holders of 10,865 shares abstained. As were the consents solicited with respect to the transaction described in Item 2.01 to this Report, the consents were solicited pursuant to the CSS. On November 29, 2004, the reincorporation was effected by the merger (the "Merger") of the Company with and into its wholly-owned subsidiary, PerfectData (Delaware) Inc. ("PerfectData Delaware"), which subsidiary had been incorporated on November 5, 2004 under the laws of the State of Delaware, and the name of PerfectData Delaware was, simultaneously with consummation of the Merger, changed to PerfectData Corporation. A copy of the Agreement and Plan of Merger dated as of November 29, 2004 relating to the Merger is filed as Exhibit
2.1 to this Report and is incorporated herein by this reference. As a result of the Merger, each share of the Company Common Stock automatically was converted into one share of the Common Stock, $.01 par value (the "Delaware Common
Stock"), of PerfectData Delaware. As indicated at page 19 of the CSS, a shareholder of the Company does not have to exchange his, her or its certificate(s) evidencing shares of the Company Common Stock for certificate(s) evidencing shares of the Delaware Common Stock unless and until the shareholder desires to sell or otherwise transfer the shareholder's shares. The CUSIP number for the Delaware Common Stock is the same as the CUSIP number for the Company Common Stock.

     Copies of the Certificate of Incorporation and Bylaws of PerfectData Delaware, which were Appendices H and I, respectively, to the CSS, are filed (by incorporation by reference) as Exhibits 3(i)(2) and 3(ii)(2), respectively, to this Report and are incorporated herein by this reference. Copies of the Articles of Incorporation and Bylaws of the Company are filed (by incorporation by reference) as Exhibits 3(i)(1) and 3(ii)(1) respectively, to this Report and are incorporated herein by this reference. A comparison of the rights of a shareholder of the Company Common Stock with those of a stockholder of the Delaware Common Stock may be found in the section captioned "Comparison of Rights of Holders of the Company's and PerfectData Delaware's Common Stock" on pages 19 through 28 of the CSS, a copy of which section is filed (by incorporation by reference) as Exhibit 99.1 to this Report and is incorporated herein by this reference. A description of the Company's capital stock and PerfectData Delaware's capital stock may be found in the section captioned "Description of the Company's and

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PerfectData  Delaware's  Capital Stock" on pages 29 and 30 of the CSS, a copy of which section is filed (by incorporation by reference) as Exhibit 99.2 to this Report and is incorporated herein by this reference. As previously reported on page 17 of the CSS, the Board of Directors of the Company does not believe that the change from no par value for the Company Common Stock to $.01 par value for the Delaware Common Stock has any significant adverse effect on the rights of the shareholders of the Company as a result of their becoming stockholders of PerfectData Delaware upon consummation of the Merger.

     (b) Not applicable.

                 Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         (a)      See the Company's response to Item 3.03 to this Report.

         (b)      Not applicable.

                            Section 8 - Other Events

Item 8.01.        Other Events.

     As a results of the shareholders' consents given as reported in Items 2.01 and 3.03 to this Report, the Company will be required, pursuant to Sections 1300 through 1312 of the CGCL, to offer dissenters' rights to those shareholders of record of the Company on the Record Date who voted against, or did not vote upon, the proposals described in such Items. Such notice by the Company must be given by the Company to such shareholders within ten days of November 29, 2004.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

                  None

     (b) Pro Forma Financial Information.

                  None

     (c) Exhibits.

Number                              Description of Exhibit

2.1 Agreement and Plan of Merger dated as of November 29, 2004 by and between the Company and PerfectData Delaware.
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3(i)(1)   Articles of Incorporation of the Company.(1)
3(i)(2)   Certificate of Incorporation of PerfectData Delaware.(2)
3(ii)(1)  Bylaws of the Company.(3)
3(ii)(2)  Bylaws of PerfectData Delaware.(2)
10.1 Asset Purchase Agreement entered into as of October 3, 2003 by and between PerfectData Corporation and Spray Products Corporation.(4)
10.2 First Amendment, dated as of February 26, 2004, to the Asset Purchase Agreement, dated as of October 3, 2003, filed as Exhibit 10.1.(5)
10.3 Second Amendment, dated as of August 12, 2004, to the Asset Purchase Agreement, dated as of October 3, 2003.(6)
99.1 The section captioned "Comparison of Rights of Holders of the Company's and PerfectData Delaware's Common Stock" on pages 19 through 28 of the Company's Consent Solicitation Statement dated October 26, 2004.(2)
99.2 The section captioned "Description of the Company's and PerfectData Delaware's Capital Stock" on pages 29 and 30 of the Company's Consent Solicitation Statement dated October 26, 2004.(2)

____________________________

(1) Incorporated by reference to the Company's Annual Report on Form 10-K for its fiscal year ended March 31, 1990.

(2)       Incorporated  by  reference  to  the  Company's   definitive   Consent
          Solicitation Statement dated October 26, 2004 as filed on November 1, 2004.

(3) Incorporated by reference to the Company's Annual Report on Form 10-K for its fiscal year ended March 31, 2000.

(4) Incorporated by reference to the Company's Current Report on Form 8-K filed on October 3, 2003.

(5) Incorporated by reference to the Company's Annual Report on Form 10-KSB for its fiscal year ended March 31, 2004.

(6) Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for its quarter ended June 30, 2004.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to a Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PERFECTDATA CORPORATION
                                                    (Registrant)


Date:  December 2, 2004                         By:  /s/ Irene J. Marino
                                                         Irene J. Marino
                                                         Vice President, Finance

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Number      Exhibit Filed with Report                                       Page


2.1         Agreement  and Plan of Merger  dated as of November  29,         E-2
            2004 by and between the Company and PerfectData Delaware.

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                                                                     Exhibit 2.1
                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER dated as of November 29, 2004 (hereinafter referred to as this "Agreement') is made and entered into by and between PerfectData Corporation, a California corporation (the 'Parent'), and PerfectData (Delaware) Inc., a Delaware corporation (the "Subsidiary").

                                    RECITALS:

     A. The Parent is a corporation organized and existing under the laws of the State of California.

     B. The Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent.

     C. The Parent and the Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective shareholders to merge the Parent with and into the Subsidiary pursuant to the provisions of California General Corporation Law (the "CGCL') and the Delaware General Corporation Law (the "DGCL") upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Parent shall be merged into the Subsidiary (the 'Merger") upon the terms and conditions hereinafter set forth.

                                    ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

     1.1. Merger. On the Effective Date (as defined in Section 4.1 hereof), the Parent shall be merged into the Subsidiary, the separate existence of the Parent shall cease and the Subsidiary (following the Merger referred to as the "Surviving Corporation") shall operate under the name "PerfectData Corporation" by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808-1297, County of New Castle. The name of its registered agent at such address is the Corporation Service Company.

     1.2. Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

     1.3. Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall be the Bylaws of the Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.
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     1.4.  Directors and  Officers.  At the  Effective  Date of the Merger,  the
directors and officers set forth on Exhibit A attached hereto shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

                                   ARTICLE II

                       CONVERSION, CERTIFICATES AND PLANS

     2.1. Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

     (a) Common Stock. Each share of the Parent's common stock, no par value per share (the "Parent's Common Stock"), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's common stock, $0.01 par value per share (the "Surviving Corporation's Common Stock"), except for those shares of the Parent's Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under the CGCL.

     (b) Options. Each option to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporatio's Common Stock, which is equal to the number of shares of the Parent's Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

     (c) Warrants. Each warrant to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is equal to the number of shares of the Parent's Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Date of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such warrant.
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     (d)  Other Rights.  Any other right,  by contract or otherwise,  to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is equal to the number of shares of the Parent's Common Stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

     (e) Each share of the Subsidiary's Common Stock issued and outstanding immediately prior to the Effective Date of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

     2.2. Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent's Common Stock will thereafter be deemed to represent the same number of shares of the Surviving Corporation Common Stock. The holders of outstanding certificates theretofore representing the Parent's Common Stock will not be required to surrender such certificates to the Parent.

                                   ARTICLE III

         TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

     3.1. Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the CGCL, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of the Parent and the Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Parent and the Subsidiary or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     3.2. Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable
(a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to
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carry out the purposes of this Agreement, the Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

                                   ARTICLE IV

               APPROVAL BY SHAREHOLDERS; AMENDMENT; EFFECTIVE DATE

     4.1. Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with the CGCL and the DGCL. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of California and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of California and Delaware. The effective date (the "Effective Date") of the Merger shall be the date on which the Merger becomes effective under the laws of California or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     4.2. Amendments. The Board of Directors of the Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Parent's Common Stock, (b) alter or change any term of the Certificate of Incorporation of the Subsidiary, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of the Parent's Common Stock.

                                    ARTICLE V

                                  MISCELLANEOUS

     5.1. Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of California and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Parent and the Subsidiary.

     5.2. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

     5.3. Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.
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     5.4.  Governing Law. This Agreement  shall be construed in accordance  with the laws of the State of Delaware, except to the extent the laws of the State of California shall apply to the Merger where mandated by the CGCL.

                                      * * *

     IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.


                                        PERFECTDATA CORPORATION


                                        By:_/s/ Harris A. Shapiro
                                                  Name:    Harris A. Shapiro
                                                  Title:   Chairman of the Board


                                        PERFECTDATA (DELAWARE) INC.


                                        By:_/s/ Irene J. Marino
                                                Name:    Irene J. Marino
                                                Title:   Vice President, Finance
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